Natus Medical Announces Third Quarter 2019 Financial Results

•	Third quarter revenue of $123.5 million

•	Third quarter GAAP earnings per diluted share of $0.25

•	Third quarter non-GAAP earnings per diluted share of $0.36

PLEASANTON, Calif. (October 24, 2019) - Natus Medical Incorporated (NASDAQ:NTUS) (the “Company” or “Natus”), a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages, today announced financial results for the three and nine months ended September 30, 2019.

Key Results During the Quarter

➢    Achieved organic revenue growth of 2% after divestitures
➢    Reduced inventory by $1.6 million during the quarter
➢    Reduced days sales outstanding by six days year-over-year
➢     Generated $23.9 million in operating cash flow
➢     Reduced debt by $10.0 million

For the third quarter ended September 30, 2019, the Company reported revenue of $123.5 million, a decrease of 5.4% compared to $130.6 million reported for the third quarter 2018. GAAP gross profit margin was 59.1% during the third quarter of 2019 compared to 59.0% in the third quarter 2018. GAAP net income was $8.5 million, or $0.25 per diluted share, compared with GAAP net loss of $5.6 million, or $0.17 per share in the third quarter 2018.

Non-GAAP earnings per diluted share was $0.36 for the third quarter 2019, compared to $0.40 in the third quarter 2018. Non-GAAP net income was $12.1 million for the third quarter 2019 compared to $13.4 million in the third quarter 2018. Non-GAAP gross profit margin was 61.3% in the third quarter 2019 compared to 60.6% reported for the third quarter of 2018.

For the nine months ended September 30, 2019, the Company reported revenue of $363.8 million, a decrease of 6.7% compared to $389.9 million reported for the same period in 2018. GAAP gross profit margin was 58.1% vs. 57.4% reported for the same period in 2018. GAAP net loss was $17.4 million, or $0.52 per share, compared with GAAP net loss of $11.3 million, or $0.34 per share in the same period in 2018.

Non-GAAP earnings per diluted share was $0.79 for the nine months in 2019, compared to $0.99 in the same period in 2018. The Company reported non-GAAP net income of $26.5 million for the nine months ended September 30, 2019, compared to the prior year's non-GAAP net income of $33.0 million.

“Our third quarter results represent continued improvement in our business. Our performance in the quarter drove significant cash flow from operations of $23.9 million. Revenue from our neuro end market grew 8% adjusted for divestitures for the second consecutive quarter. Our newborn care and hearing & balance markets were down year-over-year, but showed growth in phototherapy, vision screening and hearing fitting devices. Overall, we achieved revenue growth of 2%, adjusted for divestitures and discontinued products,” said Jonathan Kennedy, President and Chief Executive Officer of Natus. “During

the quarter, we continued to execute our strategic plan of focusing our efforts in the central nervous systems and sensory markets and believe we have achieved significant improvements in our operational efficiency.”

Financial Guidance

For the fourth quarter of 2019, the Company's revenue guidance is expected to be between $128.0 million and $132.0 million and non-GAAP earnings per share guidance is expected to be between $0.44 and $0.50.

For the full year 2019, the Company updated its expected revenue guidance to be between $492.0 million and $496.0 million and non-GAAP expected earnings per share guidance to be between $1.23 and $1.29.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects, which the Company expects to be approximately $6.7 million and $50.5 million for the fourth quarter 2019 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.19 and $1.49 for the respective periods.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring and other non-recurring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. Other non-recurring costs are associated with the transition of the executive management team. These costs can include stock compensation from accelerated vesting of stock, severance payouts and related payroll expenses. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled a conference call to discuss this announcement beginning at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today, October 24, 2019. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 8582045. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 8582045. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “outlook” and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. These forward-looking statements include, without limitation, statements regarding the Company's ability to achieve improvements in operational efficiency and to execute its strategic plans. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. The Company's future results could differ materially due to a number of factors, including the ability of the Company to realize the anticipated benefits from its new structure or from its consolidation strategy, effects of competition, the Company's ability to successfully integrate and achieve its profitability goals from recent acquisitions, the demand for Natus products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on the Company's target markets, the Company's ability to expand its sales in international markets, the Company's ability to maintain current sales levels in a mature domestic market, the Company's ability to control costs, risks associated with bringing new products to market, and the Company's ability to fulfill product orders on a timely basis, as well as those factors identified under the heading Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Natus disclaims any obligation to update information contained in any forward looking statement, except as required by law.

Natus Medical Incorporated
Drew Davies
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Revenue	$123,463	$130,638	$363,759	$389,900
Cost of revenue	48,706	51,583	147,240	159,849
Intangibles amortization	1,736	1,930	5,237	6,235
Gross profit	73,021	77,125	211,282	223,816
Gross profit margin	59.1%	59.0%	58.1%	57.4%
Operating expenses:
Marketing and selling	30,848	33,200	96,813	102,474
Research and development	14,114	15,127	39,941	46,186
General and administrative	15,113	15,799	44,108	56,966
Intangibles amortization	3,751	4,477	11,300	13,434
Restructuring	1,106	11,432	41,147	14,182
Total operating expenses	64,932	80,035	233,309	233,242
Income (loss) from operations	8,089	(2,910)	(22,027)	(9,426)
Interest expense	(1,165)	(1,644)	(4,059)	(5,240)
Other income (expense)	(444)	918	(862)	296
Income (loss) before tax	6,480	(3,636)	(26,948)	(14,370)
Provision for income tax expense (benefit)	(1,981)	1,940	(9,596)	(3,069)
Net income (loss)	$8,461	$(5,576)	$(17,352)	$(11,301)
Earnings (loss) per share:
Basic	$0.25	$(0.17)	$(0.52)	$(0.34)
Diluted	$0.25	$(0.17)	$(0.52)	$(0.34)
Weighted-average shares:
Basic	33,655	33,321	33,666	32,982
Diluted	33,738	33,321	33,666	32,982

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	September 30,	June 30,	December 31,
	2019	2019	2018
ASSETS

Current assets:
Cash and investments	$63,062	$52,009	$56,373
Accounts receivable	108,964	106,934	127,041
Inventories	75,107	78,275	79,736
Other current assets	27,735	28,022	22,625
Total current assets	274,868	265,240	285,775

Property and equipment	25,095	26,547	22,913
Operating lease right-of-use assets	16,059	17,217	—
Goodwill and intangible assets	265,152	274,725	287,097
Deferred income tax	21,955	19,187	22,639
Other assets	25,984	25,084	19,716
Total assets	$629,113	$628,000	$638,140

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$30,096	$25,235	$28,805
Current portion of long-term debt	35,000	35,000	35,000
Accrued liabilities	56,657	51,605	52,568
Deferred revenue	19,242	19,861	17,073
Current portion of operating lease liabilities	5,901	5,960	—
Liabilities and accrued impairment held for sale	—	—	—
Total current liabilities	146,896	137,661	133,446

Long-term liabilities:
Long-term debt	34,618	44,570	69,474
Deferred income tax	8,129	8,649	16,931
Operating lease liabilities	13,112	14,326	—
Other long-term liabilities	20,200	21,237	19,845
Total liabilities	222,955	226,443	239,696
Total stockholders’ equity	406,158	401,557	398,444
Total liabilities and stockholders’ equity	$629,113	$628,000	$638,140

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Operating activities:
Net income (loss)	$8,461	$(5,576)	$(17,352)	$(11,301)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for losses on accounts receivable	534	1,782	1,494	5,871
Depreciation and amortization	7,519	8,958	22,946	25,652
(Gain) loss on disposal of property and equipment	—	250	482	410
Warranty reserve	911	(902)	2,588	73
Share-based compensation	1,915	9,814	6,377	15,446
Impairment charge for held for sale assets	—	—	24,571	—
Changes in operating assets and liabilities:
Accounts receivable	(1,880)	891	17,290	2,955
Inventories	401	(2,700)	(2,074)	(5,183)
Prepaid expenses and other assets	417	743	(10,643)	(14,398)
Accounts payable	5,124	(3,435)	1,607	(3,799)
Accrued liabilities	3,693	(2,446)	1,073	968
Deferred revenue	(368)	58	2,371	1,745
Deferred income tax	(2,861)	191	(2,817)	517
Net cash provided by operating activities	23,866	7,628	47,913	18,956
Investing activities:
Acquisition of businesses, net of cash acquired	—	—	—	151
Purchases of property and equipment	(953)	(1,740)	(3,872)	(5,127)
Purchase of intangible assets	—	(339)	(13)	(637)
Net cash used in investing activities	(953)	(2,079)	(3,885)	(5,613)
Financing activities:
Proceeds from stock option exercises and ESPP	519	5,423	2,193	10,515
Repurchase of common stock	—	—	—	(5,629)
Taxes paid related to settlement of equity awards	(23)	(4,847)	(1,596)	(5,173)
Principal payments of financing lease liability	(139)	—	(404)	—
Contingent consideration earn-out	—	—	—	(147)
Payments on borrowings	(10,000)	(5,000)	(35,000)	(40,000)
Net cash used in financing activities	(9,643)	(4,424)	(34,807)	(40,434)
Exchange rate changes effect on cash and cash equivalents	(2,217)	(1,593)	(2,532)	(7,419)
Net decrease in cash and cash equivalents	11,053	(468)	6,689	(34,510)
Cash and cash equivalents, beginning of period	52,009	54,908	56,373	88,950
Cash and cash equivalents, end of period	$63,062	$54,440	$63,062	$54,440

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP based results:
Income (loss) before provision for income tax	$6,480	$(3,636)	$(26,948)	$(14,370)

Non-GAAP adjustments:
Intangibles amortization (COGS)	1,736	1,930	5,237	6,235
Recall accrual and remediation efforts (COGS)	—	(1,198)	67	1,375
Restructuring and other non-recurring costs (COGS)	—	846	989	873
Direct costs of acquisitions (COGS)	917	402	1,040	3,882
Intangibles amortization (OPEX)	3,751	4,483	11,300	13,439
Direct costs of acquisitions (M&S)	7	14	40	423
Recall accrual and remediation efforts (R&D)	—	1,288	—	4,875
Direct costs of acquisitions (R&D)	61	50	152	235
Restructuring and other non-recurring costs (OPEX)	1,855	12,904	42,112	18,108
Direct costs of acquisitions (G&A)	630	502	764	3,682
Direct costs of acquisitions (OI&E)	—	—	—	366
Extraordinary annual meeting expenses	—	15	—	2,230
Litigation (OPEX)	5	—	702	996
Non-GAAP income before provision for income tax	15,442	17,600	35,455	42,349

Income tax expense, as adjusted	$3,331	$4,227	$8,922	$9,357

Non-GAAP net income	$12,111	$13,373	$26,533	$32,992
Non-GAAP earnings per share:
Basic	$0.36	$0.40	$0.79	$1.00
Diluted	$0.36	$0.40	$0.79	$0.99

Weighted-average shares used to compute
Basic non-GAAP earnings per share	33,655	33,321	33,666	32,982
Diluted non-GAAP earnings per share	33,738	33,551	33,772	33,388

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP Gross Profit	$73,021	$77,125	$211,282	$223,816
Amortization of intangibles	1,736	1,930	5,237	6,235
Direct cost of acquisitions	917	402	1,040	3,882
Recall accrual and remediation efforts	—	(1,198)	67	1,375
Restructuring and other non-recurring costs	—	846	989	873
Non-GAAP Gross Profit	$75,674	$79,105	$218,615	$236,181
Non-GAAP Gross Margin	61.3%	60.6%	60.1%	60.6%

GAAP Operating Income (Loss)	$8,089	$(2,910)	$(22,027)	$(9,426)
Amortization of intangibles	5,487	6,413	16,537	19,674
Recall accrual and remediation efforts	—	90	67	6,250
Litigation	5	—	702	996
Restructuring and other non-recurring costs	1,855	13,750	43,101	18,981
Direct cost of acquisitions	1,615	968	1,996	8,222
Extraordinary annual meeting expenses	—	15	—	2,230
Non-GAAP Operating Profit	$17,051	$18,326	$40,376	$46,927
Non-GAAP Operating Margin	13.8%	14.0%	11.1%	12.0%

GAAP Income Tax Benefit (Expense)	$(1,981)	$1,940	$(9,596)	$(3,069)
Effect of accumulated change of pretax income	3,141	(15,493)	8,847	(4,701)
Effect of change in annual expected tax rate	(1,135)	15,704	(1,740)	14,120
Repatriation tax adjustment	—	—	(177)	101
Stock-based compensation adjustment	—	791	—	1,621
Valuation allowance for GAAP purposes	—	1,285	—	1,285
Restructuring and other expenses	3,306	—	11,588	—
Non-GAAP Income Tax Expense	$3,331	$4,227	$8,922	$9,357

	Three Months Ended	Year Ended
	December 31, 2019	December 31, 2019
GAAP EPS Guidance	$0.24 - $0.30	($0.27) - ($0.21)
Amortization of intangibles	0.16	0.65
Restructuring and other non-recurring costs	—	1.28
Litigation	—	0.02
Direct cost of acquisitions	—	0.06
Tax effect	0.03	(0.52)
Non-GAAP EPS Guidance	$0.44 - $0.50	$1.23 - $1.29

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GROSS MARGIN BY END MARKETS (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Neuro:
Revenue	$72,192	$69,762	$206,179	$206,124
Cost of revenue	25,571	25,251	75,785	79,511
Intangibles amortization	938	1,042	2,819	3,507
Gross profit	$45,683	$43,469	$127,575	$123,106
Gross profit margin	63.3%	62.3%	61.9%	59.7%

Newborn care:
Revenue	$27,005	$34,220	$83,105	$98,697
Cost of revenue	11,058	13,912	35,238	40,050
Intangibles amortization	64	119	193	358
Gross profit	$15,883	$20,189	$47,674	$58,289
Gross profit margin	58.8%	59.0%	57.4%	59.1%

Hearing & balance:
Revenue	$24,266	$26,656	$74,475	$85,079
Cost of revenue	12,077	12,420	36,217	40,288
Intangibles amortization	734	769	2,225	2,370
Gross profit	$11,455	$13,467	$36,033	$42,421
Gross profit margin	47.2%	50.5%	48.4%	49.9%

Consolidated:
Revenue	$123,463	$130,638	$363,759	$389,900
Cost of revenue	48,706	51,583	147,240	159,849
Intangibles amortization	1,736	1,930	5,237	6,235
Gross profit	$73,021	$77,125	$211,282	$223,816
Gross profit margin	59.1%	59.0%	58.1%	57.4%

Note: The revenue and gross margin for our AccuScreen® newborn hearing screening product has been reclassified from Hearing & Balance to Newborn Care for both the current and prior periods. Hearing & Balance was formerly named Audiology.

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP GROSS MARGIN BY END MARKETS (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Neuro:
GAAP Gross Profit	$45,683	$43,469	$127,575	$123,106
Amortization of intangibles	938	1,042	2,819	3,507
Acquisition charges	917	402	1,040	3,832
Non-GAAP Gross Profit	$47,538	$44,913	$131,434	$130,445
Non-GAAP Gross Margin	65.8%	64.4%	63.7%	63.3%

Newborn care:
GAAP Gross Profit	$15,883	$20,189	$47,674	$58,289
Amortization of intangibles	64	119	193	358
Recall accrual and remediation efforts	—	(1,198)	(571)	1,375
Restructuring and other non-recurring costs	—	846	814	848
Non-GAAP Gross Profit	$15,947	$19,956	$48,110	$60,870
Non-GAAP Gross Margin	59.1%	58.3%	57.9%	61.7%

Hearing & balance:
GAAP Gross Profit	$11,455	$13,467	$36,033	$42,421
Amortization of intangibles	734	769	2,225	2,370
Acquisition charges	—	—	—	50
Recall accrual and remediation efforts	—	—	638	—
Restructuring and other non-recurring costs	—	—	175	25
Non-GAAP Gross Profit	$12,189	$14,236	$39,071	$44,866
Non-GAAP Gross Margin	50.2%	53.4%	52.5%	52.7%

Consolidated:
GAAP Gross Profit	$73,021	$77,125	$211,282	$223,816
Amortization of intangibles	1,736	1,930	5,237	6,235
Acquisition charges	917	402	1,040	3,882
Recall accrual and remediation efforts	—	(1,198)	67	1,375
Restructuring and other non-recurring costs	—	846	989	873
Non-GAAP Gross Profit	$75,674	$79,105	$218,615	$236,181
Non-GAAP Gross Margin	61.3%	60.6%	60.1%	60.6%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GEOGRAPHIC REVENUE (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Consolidated Revenue:
United States	$73,553	$77,980	$213,055	$222,135
International	49,910	52,658	150,704	167,765
Totals	$123,463	$130,638	$363,759	$389,900

United States	60%	60%	59%	57%
International	40%	40%	41%	43%
Totals	100%	100%	100%	100%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
REVENUE AFTER EXITED PRODUCTS (unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended		Year Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018	December 31, 2018**	December 31, 2017
Revenue	$123.5	$130.6	$363.8	$389.9	$530.9	$501.0
Newborn care*	(0.4)	(5.2)	(4.1)	(15.4)	(20.6)	(35.0)
Neuro*	(0.2)	(3.2)	(1.2)	(10.9)	(14.3)	(14.6)
Hearing & balance*	—	(1.5)	—	(9.8)	(7.9)	(6.9)
Revenue after exited products/ship holds	$122.9	$120.7	$358.5	$353.8	$488.1	$444.5

*Newborn care, Neuro, and Hearing & balance include exited businesses (GND, Neurocom, Medix) and other end of sales products.
**Year ended December 31, 2018 included $30.6M of Neurosurgery which did not exist before November 2017.